                                                                    Exhibit 3.85

                            CERTIFICATE OF AMENDMENT
                                STOCK CORPORATION
                      Office of the Secretary of the State
       30 Trinity Street/P.O. Box 150470/Hartford, CT 06115-0470/new/1-97

--------------------------------------------------------------------------------
                                  Space For

                   FILING #0002112712 PG 01 of 02 VOL B-00338
                      FILED 05/19/2000 08:30 AM PAGE 01580
                             SECRETARY OF THE STATE
                       CONNECTICUT SECRETARY OF THE STATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. NAME OF CORPORATION:

                           International  Analytics Corporation
--------------------------------------------------------------------------------
2. THE CERTIFICATE OF INCORPORATION IS (CHECK A., B. OR C.):

   X    A.  AMENDED.
-------

        B.  AMENDED AND RESTATED.
-------

        C.  RESTATED.
-------
--------------------------------------------------------------------------------
3. TEXT OF EACH AMENDMENT / RESTATEMENT:

   CHANGE NAME TO:

                  Ship Analytics, Inc.

















     (PLEASE REFERENCE 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS NEEDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Space For Office Use Only

                   FILING #0002112712 PG 02 OF 02 VOL B-00338
                      FILED 05/19/2000 08:30 AM PAGE 01581
                             SECRETARY OF THE STATE
                       CONNECTICUT SECRETARY OF THE STATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. VOTE INFORMATION (CHECK A., B. OR C.)

        A.  THE RESOLUTION WAS APPROVED BY SHAREHOLDERS AS FOLLOWS:
------

     (SET FORTH ALL VOTING INFORMATION REQUIRED BY CONN. GEN. STAT. SECTION 33-800 AS AMENDED IN THE SPACE PROVIDED BELOW)




































--------------------------------------------------------------------------------
  XX    B.  THE AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT
------      SHAREHOLDER ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

        C.  THE AMENDMENT WAS ADOPTED BY THE INCORPORATORS WITHOUT SHAREHOLDER
------      ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.
--------------------------------------------------------------------------------
                                  5. EXECUTION

--------------------------------------------------------------------------------
                        Dated this 18th day of May, 2000
--------------------------------------------------------------------------------
        JANET FIORE                         SECRETARY            /S/ JANET FIORE
--------------------------------------------------------------------------------
PRINT OR TYPE NAME OF SIGNATORY       CAPACITY OF SIGNATORY         SIGNATURE
--------------------------------------------------------------------------------

                            CERTIFICATE OF AMENDMENT
                                STOCK CORPORATION
                      Office of the Secretary of the State
       30 Trinity Street/P.O. Box 150470/Hartford, CT 06115-0470/new/1-97

--------------------------------------------------------------------------------
                                  Space For

                   FILING #0002081600 PG 01 OF 02 VOL B-00322
                      FILED 03/03/2000 -08:30 AM PAGE 00964
                             SECRETARY OF THE STATE
                       CONNECTICUT SECRETARY OF THE STATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. NAME OF CORPORATION:

                           SHIP ANALYTICS, INC.
--------------------------------------------------------------------------------
2. THE CERTIFICATE OF INCORPORATION IS (CHECK A., B. OR C.):

   X    A.  AMENDED.
-------

        B.  AMENDED AND RESTATED.
-------

        C.  RESTATED.
-------
--------------------------------------------------------------------------------
3. TEXT OF EACH AMENDMENT / RESTATEMENT:

   CHANGE NAME TO:

                  INTERNATIONAL ANALYTICS CORPORATION

















     (PLEASE REFERENCE 8 1/2 X 11 ATTACHMENT IF ADDITIONAL SPACE IS NEEDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Space For

                   FILING #0002081600 PG 01 OF 02 VOL B-00322
                      FILED 03/03/2000 -08:30 AM PAGE 00964
                             SECRETARY OF THE STATE
                       CONNECTICUT SECRETARY OF THE STATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. VOTE INFORMATION (CHECK A., B. OR C.)

       A.  THE RESOLUTION WAS APPROVED BY SHAREHOLDERS AS FOLLOWS:
------

       (SET FORTH ALL VOTING INFORMATION REQUIRED BY CONN.GEN. STAT. SECTION 33-800 AS AMENDED IN THE SPACE PROVIDED BELOW)




































--------------------------------------------------------------------------------
  XX    B.  THE AMENDMENT WAS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT
------      SHAREHOLDER ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

        C.  THE AMENDMENT WAS ADOPTED BY THE INCORPORATORS WITHOUT SHAREHOLDER
------      ACTION. NO SHAREHOLDER VOTE WAS REQUIRED FOR ADOPTION.

--------------------------------------------------------------------------------
                                  5. EXECUTION

--------------------------------------------------------------------------------
                     Dated this 29th day of February, 2000
--------------------------------------------------------------------------------
            JANET FIORE                    SECRETARY
--------------------------------------------------------------------------------
PRINT OR TYPE NAME OF SIGNATORY       CAPACITY OF SIGNATORY         SIGNATURE
--------------------------------------------------------------------------------

                                                                  August 1, 1989

                             CERTIFICATE OF MERGER
                                       by
                           DIRECTORS AND STOCKHOLDERS

To:  The Secretary of the State of Connecticut

Name of Constituent Corporations:

     Ship Analytic Inc. (Surviving Domestic Corporation); Eclectech Associates, Inc. (Domestic Terminating Corporation) and Mara-Time Marine Services, Inc. (Foreign Terminating Corporation)

Address of Corporation:  North Stonington, Professional Center
                         North Stonington, Connecticut  06359

Date of Directors and Stockholders Meeting:  August 1, 1989

     WHEREAS, Ship Analytics Inc. a domestic stock corporation owns all outstanding shares of: Eclectech Associates, Inc. a domestic stock corporation; and Mara-Time Marine Services, Inc., a State of New York stock corporation; and

     WHEREAS, said Eclectech Associates, Inc. and Mara-Time Marine Services, Inc. are wholly owned subsidiaries of Ship Analytics Inc. and operate as affiliated companies under common management; and,

     NOWTHEREFORE, pursuant to the terms of each of the said Corporation's By-Laws and the provisions of Sections 33-364, 33-366, 33-370, and other applicable provisions of the State of Connecticut Stock Corporation statutes, as amended, and the provisions of the applicable laws and regulations of the State of New York (for Mara-Time Marine Services, Inc.) the Board of Directors of Ship Analytics Inc. ("Surviving Corporation") which owns all of the outstanding stock shares of Eclectech Associates, Inc. ("Domestic Terminating Corporation"); and, Mara-Time Marine Services, Inc.; unanimously voted by resolution for a Plan of Merger at a duly constituted August 1, 1989 meeting with all Directors in attendance. Said Plan of Merger was further unanimously voted and accepted by resolution adopted by the Board of Directors of each of the Domestic and Foreign Terminating Corporations at a duly constituted August 1, 1989 meeting.

     FURTHER, such Plan of Merger with related implementation actions as voted and approved by the Board of Directors of the Surviving Corporation and the Domestic Corporations at the said August 1, 1989 meetings was unanimously ratified and adopted by all of the Stockholders of record entitled to vote all outstanding shares of Ship Analytics Inc., the Surviving Corporation and the Domestic Corporation of Eclectech Associates, Inc. and Foreign Corporation Mara-Time Marine Services, Inc.

                                                                  August 1, 1989

     The approved Plan of Merger provides for the following:

     1. The merging corporations are: Ship Analytics Inc., a domestic stock corporation; Eclectech Associates, Inc., a domestic stock corporation; and Mara-Time Marine Services, Inc., a foreign (State of New York) stock corporation.

     2.   Said Ship Analytics Inc. shall be the Surviving Corporation.

     3. The name of the Surviving Corporation shall be continued as Ship Analytics Inc.

     4. The Certificate of Incorporation of Ship Analytics Inc., the Surviving Corporation, as presently filed with the Secretary of the State of Connecticut shall continue in effect after the merger without change or amendment.

     5.   The Plan of Merger shall be effective as of August 1, 1989.

     6. As of the effective date of the Plan of Merger, the Merging Corporations shall be a single corporation (Ship Analytics Inc.) and the separate existence of Eclectech Associates, Inc. and Mara-Time Marine Services, Inc. shall cease.

     7. The effect of the merger shall be as provided by the terms of said Plan of Merger as consistent with Section 33-369 and other applicable provisions of the State of Connecticut Stock Corporation statutes as amended and the applicable provisions of the State of New York and the State of New York Stock Corporation statutes to implement a so-called statutory merger.

     The undersigned authorized officers of the Merging Corporations hereby represent and attest that:

     (a) The said Plan of Merger has been approved by each of the Merging Corporations in accord and in the manner provided by the applicable State of Connecticut statutes (Chapter 599) and regulations; and the applicable statutes of the State of New York in regard to the Foreign Terminating Corporations; and the By-Laws of the Merging Corporations.

     (b) The said Plan of Merger as approved by the Merging Corporations Board of Directors and Stockholders on August 1, 1989 is on file with the Secretary of Ship Analytics Inc. at its principal place of business and home corporate office located at:

                     North Stonington Professional Center
                     North Stonington, Connecticut  06359

     (c) The Secretary of Ship Analytics Inc. or his designated delegate shall promptly provide a copy of the full Plan of Merger at no cost, on the request of any shareholder of any of the Merging Corporations.

     Dated at North Stonington, Connecticut this 1st day of August 1989.

                                                                  August 1, 1989


         We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

SHIP ANALYTICS INC.                            SHIP ANALYTICS INC.


By:  /s/ Jerry C. Lamb                         By:  /s/ Francis L. Crowley
    ----------------------------------             -----------------------------
      Jerry C. Lamb                                  Francis L. Crowley
      President                                      Secretary

ECLECTECH ASSOCIATES, INC.                     ECLECTECH ASSOCIATES, INC.


By:  /s/ Jerry C. Lamb                         By:  /s/ Francis L. Crowley
    ----------------------------------             -----------------------------
      Jerry C. Lamb                                  Francis L. Crowley
      President                                      Secretary

MARA-TIME MARINE SERVICES, INC.                MARA-TIME MARINE SERVICES, INC.


By:  /s/ Jerry C. Lamb                         By:  /s/ Francis L. Crowley
    ----------------------------------             -----------------------------
      Jerry C. Lamb                                  Francis L. Crowley
      President                                      Secretary

                                                                  August 1, 1989
                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated August 1, 1989 and effective August 1, 1989, among Ship Analytics, Inc., a Connecticut Corporation ("SA" or "Surviving Corporation"); Eclectech Associates, Inc., a Connecticut Corporation ("EA" or "Terminating Corporation"); and Mara-Time Marine Services, Inc., a New York Corporation ("MT" or "Terminating Corporation").

                                   WITNESSETH

     WHEREAS, said EA and MT are wholly owned subsidiaries of SA each conducting related business activities under a common management and operating as affiliated companies; and,

     WHEREAS, the Surviving Corporation owns all outstanding shares of each of the Terminating Corporations, and such corporations are desirous of simplifying business procedures, accounting and administrative structure and the elimination of duplicate functions; and

     WHEREAS, the respective Board of Directors, of SA, EA, and MT deem it advisable to merge the SA wholly owned subsidiaries of EA and MT into SA as the sole Surviving Corporation pursuant to this Agreement and the Certificate of Merger to be filed for the said Merging Corporations with the respective Secretary of the State of Connecticut and New York; and

     NOWTHEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions and promises hereinafter contained, SA, EA, and MT each hereby adopt this Agreement, whereby at the effective time of the Merger EA and MT shall be merged into SA as the Surviving Corporation and the outstanding issued shares of each of the Terminating Corporations shall not be converted into shares of the Surviving Corporation, but shall be cancelled and the authorized capital stock of the Surviving Corporation (Ship Analytics. Inc.) shall not be changed, but shall be and remain the same as before the Merger.

                                   ARTICLE I

1.1 Execution of Certification of Merger. Subject to the provisions of this Agreement, a Certificate of Merger to effectuate the terms of this AGREEMENT AND PLAN OF MERGER containing the information required by and executed and acknowledged in accordance with the applicable laws and statutes of the State of Connecticut and the State of New York as pertains to the respective Merging Corporations shall be delivered by the Surviving Corporation to the Secretary of the States of Connecticut and New York for filing and recording in accordance with the applicable laws as soon as practical on or after all of the Merging Corporation Board of Directors and Stockholders have approved this AGREEMENT AND PLAN OF MERGER.

The Merger shall become effective upon the filing of the Certificate of Merger with the respective Secretary of State as required by law. At the effective time of the Merger (i) the separate existence of EA and MT shall cease and such Terminating Corporations shall be merged

                                                                  August 1, 1989

with the into SA as the Surviving Corporation as provided by the applicable state statutes and laws, (ii) the Certificate of Incorporation of SA in effect at the effective time of the Merger shall be the Certificate of Incorporation of the Surviving Corporation, (iii) the By-Laws of SA in effect at the effective time of the Merger shall be the By-Laws of the Surviving Corporation and (iv) the persons whose names are listed in Section 1.3 hereof will continue as directors and/or officers of the Surviving Corporation.

1.2 Cancellation of Terminating Corporation Stock. All stock shares of the Terminating Corporations presently held by the Surviving Corporation shall upon the effective date of the Merger be cancelled for consideration of the transfer of assets per paragraph 2.1 and with no exchange for the Surviving Corporation stock shares which will remain unchanged by the Merger and the Surviving Corporation shall promptly surrender all Certificates of such stock shares to the respective Corporation Secretary for cancellation.

1.3 Officers and Directors of the Surviving Corporation. The number of directors of the Surviving Corporation shall be as specified in the Certificate of Incorporation and the By-Laws of the Surviving Corporation and the names of the directors of the Surviving Corporation, who shall hold office until their respective successors are elected and qualify, shall be as follows:

         Francis L. Crowley
         Jerry C. Lamb
         Alan J. Pesch

The names of the officers of the Surviving Corporation, who shall hold office until their respective successors are appointed and qualify, and the office to be held by each, shall be as follows:

         Alan J. Pesch, Chairman and Treasurer
         Jerry C. Lamb, President
         Francis L. Crowley, Secretary
         Susan D. Shannon, Assistant Secretary

If on the effective date of this Agreement any vacancy shall exist in the Board of Directors or in any of the satisfied offices of the Surviving Corporation, such vacancy may thereafter be filled in the manner prescribed in the By-Laws of the Surviving Corporation.

1.4 State of Incorporation of the Surviving Corporation. The state of incorporation of the Surviving Corporation shall be and remain in the State of Connecticut.

1.5 Surviving Corporation Principal Office. The principal office of Ship Analytics, Inc. at the North Stonington Professional Center, North Stonington, Connecticut shall remain the principal office of the Surviving Corporation.

1.6 Surviving Corporation Statutory Agent. The Surviving Corporation statutory agent for process in the State of Connecticut in effect at the effective time of the Merger shall continue for the Surviving Corporation until otherwise changed in accordance with State of Connecticut laws and procedures.

1.7 Name of Surviving Corporation. The name of the Surviving Corporation upon the effective date of the Merger shall be and remain Ship Analytics, Inc.

                                                                  August 1, 1989

                                   ARTICLE II

2.1 Transfers to Surviving Corporation. On the effective date of the Merger the Surviving Corporation shall possess all the rights, privileges, immunities, powers and franchises of a public and a private nature, and shall be subject to all of the restrictions, disabilities and duties of each of the Merging Corporations; and all property, real, personal and mixed, including all patents, applications for patents, trademarks, trademark registrations and applications for registration of trademarks, together with the goodwill of the business in connection with which said patents and marks are used, and all debts due on whatever account, including subscriptions to shares of capital stock, and all other chooses in action and all and every other interest of or belonging to or due to each of the Merging Corporations shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed, and the title to any real estate, or any interest therein, vested in any of the Merging Corporations shall not revert or be in any way impaired by reason of the Merger.

2.2 Responsibility and Liability of Surviving Corporations. On the effective date of the Merger and Surviving Corporation shall be responsible and liable for all the liabilities and obligations of each of the Merging Corporations; and any claim existing or action or proceeding pending by or against any of the Merging Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place and neither the rights of creditors nor any liens upon the property of any of the Merging Corporations shall be impaired by the Merger. The Surviving Corporation shall execute and deliver any and all documents which may be required for it to assume or otherwise comply with outstanding obligations of the Merging Corporations.

2.3 Documentation of Transfer of Assets to Surviving Corporation. If at any time the Surviving Corporation shall consider or be advised that any further instruments, assignment or assurance in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Terminating Corporations, or to otherwise carry out the provisions hereof, the proper officers and directors of the Terminating Corporations as of the effective date of the Merger shall execute and deliver any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation.

2.4 Omnibus Actions to Effect the Merger. Each of the Merging Corporations shall take, or cause to be taken, all action or do or cause to be done, all things necessary, proper, or advisable under the applicable laws of the States of Connecticut and New York to consummate and make effective the Merger; subject, however to the appropriate vote or consent of the Stockholders of each of the Merging Corporations in accordance with the requirements of the applicable provisions of the laws of the State of Connecticut and of the State of New York. In case at any time after the effective date of the Merger any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities, choices of actions and franchises of whatever kind and nature of the Terminating Corporations, the officers and directors of such Terminating Corporations at the expense of the Surviving Corporation shall take all such necessary or desirable action.

2.5 Merger Expenses. The Surviving Corporation shall pay all expenses of accomplishing the Merger and in addition, the Surviving Corporation shall provide its management and personnel and other resources to effectuate the Merger and assist the Terminating Corporations to wind up their affairs for transfer to the Surviving Corporation.

                                                                  August 1, 1989
                                  ARTICLE III

3.1 Tax Consideration. It is the intent of the parties to effect the proposed Merger of the Terminating Corporations into Surviving Corporation in a manner which will constitute a tax-free "reorganization" within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1954, as amended (the "Code"), and that each of the Merging Corporations will be "a party to a reorganization" within the meaning of Section 368(b) of the Code, and that no taxable gain for federal income tax purposes will be recognized to the Merging Corporations as a result of the Merger, and that no gain or loss will be recognized to the Merging Corporation's Stockholders, and that the basis of the shares of Ship Analytics, Inc. common stock after the Merger will be the same as the basis before the Merger.

3.2 Tax Ruling and Cooperation. Each of the parties hereto shall cooperate and implement this Agreement to qualify the Merger as a tax free reorganization as indicated by section 5.1 above and each party shall, if requested, provide information and support to obtain all necessary Internal Revenue Service rulings to affect such tax free reorganization.

                                   ARTICLE IV

4.1 Submission to Stockholders. This Agreement shall be submitted to the Stockholders of record of the Merging Corporations in the manner provided by the applicable state statutes and if the votes of Stockholders of each such Corporation representing one hundred per cent (100%) of the total number of shares of its capital stock shall be in favor of the adoption of this Agreement, it shall, subject to the provisions of Article VI of this Agreement, take effect as the Agreement and Plan of Merger of the Merging Corporations.

                                   ARTICLE V

5.1 Abandonment of Merger. Anything to the contrary herein notwithstanding, if the Board of Directors of either the Surviving Corporation or the Board of Directors of any of the Terminating Corporations should determine, either before or after the meeting of the Stockholders of the respective corporations called to vote on the adoption or rejection of this Agreement and Plan of Merger, that for any legal, financial, economic, or business reason deemed sufficient by such Board it is not in the interest of the Corporation it represents, or the Stockholders of such Corporation, or is otherwise inadvisable or impracticable to consummate the Merger, such Board of Directors may abandon the Merger by directing the officers of the corporations to refrain from executing or filing this Agreement and Plan of Merger, and thereupon this Agreement and the Merger shall be abandoned and terminated as provided below.

5.2 Effect of Abandonment. In the event of the termination and abandonment of this Agreement and the Merger, this Agreement shall become void and have no effect and without any liability on the part of any party or its directors, officers, employees or stockholders.

                                   ARTICLE VI

6.1 Entire Agreement. This Agreement contains the entire agreement among the Merging Corporations with respect to the Merger and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

6.2 Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                                                                  August 1, 1989

6.3 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

         If to Ship Analytics, Inc.:

                  Ship Analytics, Inc.
                  North Stonington Professional Center
                  North Stonington, Connecticut  06359
                  Attention:  Secretary - F. L. Crowley

         If to Eclectech Associates, Inc.:

                  Eclectech Associates, Inc.
                  North Stonington Professional Center
                  North Stonington, Connecticut  06359
                  Attention:  Secretary - F. L. Crowley

         If to Mara-Time Marine Services, Inc.:

                  Mara-Time Marine Services, Inc.
                  Park Circle
                  Centerport, New York  11721
                  Attention:  Secretary - F. L. Crowley

6.4 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

6.5 Severability. Each provision of this Agreement is intended by the parties to be effective and valid under applicable law, but it any provision hereof is prohibited or invalid by law, that provision is to be ineffective only to one extent of the prohibition or invalidity, so that the remainder of that provision and the remaining provisions of this Agreement will not be invalidated.

6.6 Non-Waiver. Any waiver by any party hereto of a breach of any provision of this Agreement by any other party or parties hereto shall not operate as or be construed as a waiver of any subsequent breach thereof.

6.7 Non-Assignment. None of the parties hereto shall assign, encumber, pledge, sell or otherwise dispose of its rights and obligations under this Agreement and Plan of Merger, except as expressly provided by the terms of this Agreement, without the prior written consent of all of the other parties hereto.

6.8 Governing Law. This Agreement shall be governed by the laws of the State of Connecticut subject to the further understanding and conditions that this Merger shall be subject to the approval, authorization and consent of all regulatory agencies having jurisdiction in such Merger matters.

6.9 Authorizing Vote. This Agreement has been duly authorized by unanimous vote, resolution, and consent of the Board of Directors and Stockholders of each of the Merging Corporations at an August 1, 1989 meeting duly constituted by the respective By-Laws of each of the Merging Corporations and attended by all of the Directors and Stockholders.

                                                                  August 1, 1989


         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.



[Corporate Seal]                               SHIP ANALYTICS, INC.

Attest:   /s/ Francis L. Crowley               By:  /s/ Jerry C. Lamb
       ---------------------------------          ------------------------------
                  Secretary                        Jerry C. Lamb - President


[Corporate Seal]                               ECLECTECH ASSOCIATES, INC.

Attest:   /s/ Francis L. Crowley               By:  /s/ Jerry C. Lamb
       ---------------------------------          ------------------------------
                  Secretary                        Jerry C. Lamb - President


[Corporate Seal]                               MARA-TIME MARINE SERVICES, INC.

Attest:   /s/ Francis L. Crowley               By: /s/ Jerry C. Lamb
       ---------------------------------          ------------------------------
                  Secretary                        Jerry C. Lamb - President

                              CERTIFICATE OF MERGER

                                       By

                           DIRECTORS AND STOCKHOLDERS

To: The Secretary of the State of Connecticut

Name of Constituent Corporations:

SHIP ANALYTICS, INC. (Surviving Domestic Corporation) and LATTICE, INC. (Domestic Terminating Corporation);

Address of Corporation:  North Stonington Professional Center
                         North Stonington, Connecticut  06359

Date of Directors Meeting:  February 1, 1988

     WHEREAS, Ship Analytics Inc. a domestic stock corporation owns all outstanding shares of: Lattice, Inc., a domestic stock corporation and,

     WHEREAS, said Lattice, Inc., is a wholly owned subsidiary of Ship Analytics Inc. and operate as affiliated companies under common management; and,

     NOWTHEREFORE, pursuant to the terms of each of the said Corporation's By-Laws and the provisions of Sections 33-364 and 33-370, and other applicable provisions of the State of Connecticut Stock Corporation statutes, as amended; the Board of Directors of Ship Analytics Inc. ("Surviving Corporation") which owns all of the outstanding stock shares of Lattice, Inc. ("Domestic Terminating Corporation") unanimously voted by resolution for a Plan of Merger at a duly constituted February 1, 1988 meeting with all Directors in attendance. Said Plan of Merger was further unanimously voted and accepted by resolution adopted by the Board of Directors of Lattice, the Domestic Terminating Corporation at a duly constituted February 1, 1986 meeting.

     The approved Plan of Merger provides for the following:

     1. The merging corporations are: Ship Analytics Inc., a domestic stock corporation and Lattice, Inc., a domestic stock corporation.

     2.   Said Ship Analytics Inc. shall be the Surviving Corporation.

     3. The name of the Surviving Corporation shall be continued as Ship Analytics Inc.

     4. The Certificate of Incorporation of Ship Analytics Inc., the Surviving Corporation, as presently filed with the Secretary of the State of Connecticut shall continue in effect after the merger without change or amendment.

     5.   The Plan of Merger shall be effective as of February 1, 1988.

                                                                 January 2, 1986

     6. As of the effective date of the Plan of Merger, the Merging Corporations shall be a single corporation (Ship Analytics Inc.) and the separate existence of Lattice, Inc. shall cease.

     7. The effect of the merger shall be as provided by the terms of said Plan of Merger as consistent with Section 33-369 and other applicable provisions of the State of Connecticut Stock Corporation statutes, as amended, to implement a so-called statutory merger.

     The undersigned authorized officers of the Domestic Merging Corporations hereby represent and attest that:

     (a) The said Plan of Merger has been approved by each of the Merging Corporations in accord and in the manner provided by the applicable State of Connecticut statutes (Chapter 599) and regulations and the By-Laws of the Merging Corporations.

     (b) The said Plan of Merger as approved by the Merging Corporations Board of Directors on February 1, 1988 as provided by Section 33-370 for merger of a wholly owned subsidiary; is on file with the Secretary of Ship Analytics Inc. at its principal place of business and home corporate office located at:

                  North Stonington Professional Center
                  North Stonington, Connecticut  06359



                       THIS SPACE INTENTIONALLY LEFT BLANK

                                                                 January 2, 1986


     (c) The Secretary of Ship Analytics Inc. or his designated delegate shall promptly provide a copy of the full Plan of Merger at no cost, on the request of any shareholder of either of the Merging Corporations.

     Dated at North Stonington, Connecticut this 1st day of February 1988.

     We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

SHIP ANALYTICS INC.                     SHIP ANALYTICS INC.


By:  /s/ Jerry C. Lamb                  By:  /s/ Francis L. Crowley
    -------------------------------         ----------------------------
      Jerry C. Lamb                           Francis L. Crowley
      President                               Secretary

LATTICE, INC.                           LATTICE, INC.


By:  /s/ Alan J. Pesch                  By:  /s/ Francis L. Crowley
    --------------------------------        ----------------------------
      Alan J. Pesch                           Francis L. Crowley
      President                               Secretary

                                                                 January 2, 1986


                              CERTIFICATE OF MERGER

                                       By

                                    DIRECTORS

To:  The Secretary of the State of Connecticut

Name of Constituent Corporations:

Ship Analytics Inc. (Surviving Domestic Corporation) and American Data Corporation (Foreign Terminating Corporation)

Address of Corporation:  North Stonington Professional Center
                         North Stonington, Connecticut 06359

Date of Directors Meeting:  January 2, 1986

     WHEREAS, Ship Analytics Inc. a domestic stock corporation owns all outstanding shares of American Data Corporation, a State of Florida stock corporation; and

     WHEREAS, said American Data Corporation is a wholly owned subsidiary of Ship Analytics Inc. and operated as an affiliated company under common management; and,

     NOWTHEREFORE, pursuant to the terms of each of the said Corporation's By-Laws and the provisions of Sections 33-364, and 33-370, and other applicable provisions of the State of Connecticut Stock Corporation statutes, as amended, and the provisions of the applicable laws and regulations of the State of Florida for American Data Corporation; the Board of Directors of Ship Analytics Inc. ("Surviving Corporation") which owns all of the outstanding stock shares of American Data Corporation ("Foreign Terminating Corporation"); unanimously voted by resolution for a Plan of Merger at a duly constituted January 2, 1986 meeting with all Directors in attendance. Said Plan of Merger was further unanimously voted and accepted by resolution adopted by the Board of Directors of American Data Corporation the Foreign Terminating Corporation at a duly constituted January 2, 1986 meeting.

     The aforesaid approved Plan of Merger provides for the following:

     1. The merging corporations are: Ship Analytics Inc., a domestic stock corporation; and American Data Corporation, a foreign (State of Florida) stock corporation.

     2.   Said Ship Analytics Inc. shall be the Surviving Corporation.

     3. The name of the Surviving Corporation shall be continued as Ship Analytics Inc.

     4. The Certificate of Incorporation of Ship Analytics Inc., the Surviving Corporation, as presently filed with the Secretary of the State of Connecticut shall continue in effect after the merger without change or amendment.

     5.   The Plan of Merger shall be effective as of January 2, 1986.

     6. As of the effective date of the Plan of Merger, the Merging Corporations shall be a single corporation (Ship Analytics Inc.) and the separate existence of American Data Corporation shall cease.

                                                                 January 2, 1986

     7. The effect of the merger shall be as provided by the terms of said Plan of Merger as consistent with Section 33-369 and other applicable provisions of the State of Connecticut Stock Corporation statutes as amended and the applicable provisions of the State of Florida Stock Corporation statutes to implement a so-called statutory merger.

     The undersigned authorized officers of the Domestic Merging Corporation hereby represent and attest that:

     (a) The said Plan of Merger has been approved by each of the Merging Corporations in accord and in the manner provided by the applicable State of Connecticut statutes (Chapter 599) and regulations; and the State of Florida in regard to the Foreign Terminating Corporation; and the By-Laws of the Merging Corporations.

     (b) The said Plan of Merger as approved by the Merging Corporations Board of Directors on January 2, 1986 is on file with the Secretary of Ship Analytics Inc. at its principal place of business and home corporate office located at:

                     North Stonington Professional Center
                     North Stonington, Connecticut 06359

     (c) The Secretary of Ship Analytics Inc. or his designated delegate shall promptly provide a copy of the full Plan of Merger at no cost, on the request of any shareholder of any of the Merging Corporations.

     Dated at North Stonington, Connecticut this 2nd day of January 1986.

     We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

SHIP ANALYTICS INC.                       SHIP ANALYTICS INC.


By  /s/ Jerry C. Lamb                     By: Francis L. Crowley
---------------------------------         ---------------------------------
     Jerry C. Lamb                             Francis L. Crowley
     President                                 Secretary

AMERICAN DATA CORPORATION                 AMERICAN DATA CORPORATION


By  /s/ Jerry C. Lamb                     By: Francis L. Crowley
---------------------------------         ---------------------------------
     Jerry C. Lamb                             Francis L. Crowley
     President                                 Secretary

                                                                 January 2, 1986


State of Connecticut
County of New London

On this the 2nd day of January, 1986, before me, Jerry C. Lamb, the foregoing officer, personally appeared before me to be the president and CEO of Ship Analytics, Inc., a corporation, and that he, as such President and CEO being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as the President and CEO.

In witness whereof, I hereunder set my hand,

(SEAL)                                                /s/ Susan D. Shannon
                                                     -------------------------
                                                     Susan D. Shannon
                                                     Notary Public
My Commission expires  March 31, 1998
                      -----------------


State of Connecticut
County of New London

On this the 2nd day of January, 1986, before me, Jerry C. Lamb, the foregoing officer, personally appeared before me to be the President and CEO of American Data Corporation, a corporation, and that he, as such President and CEO being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as the President and CEO.

In witness whereof, I hereunder set my hand,

(SEAL)                                                /s/ Susan D. Shannon
                                                     -------------------------
                                                     Susan D. Shannon
                                                     Notary Public
My Commission expires  March 31, 1998
                      -----------------


                                                                                                   -------------------------------
CERTIFICATE OF                   [ ] CANCELLATION OF SHARES         [X] RETIREMENT OF SHARES              For Office Use Only
STOCK CORPORATION                                                                                  -------------------------------
SI-39 REV. 9-65                                                                                    ACCOUNT NO.

                                                                                                   -------------------------------
                                                                                                   INITIALS
                                                                                                   -------------------------------


VOL 1055                                           STATE OF CONNECTICUT           1435


                                                 SECRETARY OF THE STATE


1.    The name of the corporation is  SHIP ANALYTICS, INC.
                                      --------------------


==================================================================================================================================
                                                     DESIGNATION OF SHARES                        NUMBER OF SHARES
                                              ------------------------------------- ----------------------------------------------
          2.                    or 2                                                                              Authorized
[ ] CANCELLATION OF     [X] RETIREMENT OF          Class        Series        Par     Issued and    Treasury     (For cancellation
    SHARES                  SHARES                                                   Outstanding                      only)
----------------------- --------------------- ------------- ------------ ---------- ------------ ------------ --------------------
a. before               a. before
   cancellation            retirement         ------------- ------------ ---------- ------------ ------------ --------------------
                                              Common        N/A          No Par         168          32
                                              ------------- ------------ ---------- ------------ ------------ --------------------
                                200
----------------------- --------------------- ------------- ------------ ---------- ------------ ------------ --------------------
b. Shares being         b. Shares being
   cancelled               retired            ------------- ------------ ---------- ------------ ------------ --------------------
                                              Common        N/A          No Par                      32
                                              ------------- ------------ ---------- ------------ ------------ --------------------
                                 32
----------------------- --------------------- ------------- ------------ ---------- ------------ ------------ --------------------
c.  After cancellation  c.  After retirement  Common        N/A          No Par         168          -0-
                                              ------------- ------------ ---------- ------------ ------------ --------------------
                                168
======================= ===================== ============= ============ ========== ============ ============ ====================


     Dated at North Stonington, CT this 30th day of September, 1985

     We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.


------------------------------------------------------------------------------ ----------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT                                            NAME OF SECRETARY OR ASSISTANT SECRETARY

Jerry C. Lamb                                                                  Francis L. Crowley

------------------------------------------------------------------------------ ----------------------------------------------------
SIGNED (President or Vice President)                                           SIGNED (Secretary or Assistant Secretary)

/s/ Jerry C. Lamb                                                              /s/ Francis L. Crowley
------------------------------------------------------------------------------ ----------------------------------------------------
                                                                         FILING FEE            CERTIFICATION FEE     TOTAL FEES
  FOR
  OFFICE                                                                 $ 6                   $ 9                   $ 15
  USE
  ONLY
-------- --------------------------------------------------------------- ----------------------------------------------------------
                                                                         SIGNED (For Secretary of the State)
                                                                         Rec. Sent 2/10/86                           RB
                                                                         ------------------------------------------- --------------
                                                                         CERTIFIED COPY SENT ON (Date)               INITIALS
                                                                         Ship Analytics
                                                                         ----------------------------------------------------------
                                                                         TO:

                                                                         P.O. Box 419
-------- --------------------------------------------------------------- --------------------- --------------------- --------------
                                                                         CARD                  LIST                  PROOF

                                                                         North Stonington      CT                    06359
======== =============================================================== ===================== ===================== ==============

CERTIFICATE
-----------
AMENDING OR RESTATING CERTIFICATE OF    [ ] INCORPORATORS    [ ] BOARD OF     [X] BOARD OF DIRECTORS     [ ] BOARD OF DIRECTORS
INCORPORATION           BY ACTION OF                             DIRECTORS        AND SHAREHOLDERS           AND MEMBERS
61-38                                                                             (Stock Corporation)        (Nonstock Corporation)

                                                                                                         --------------------------
                                                                                                            For office use only
                                                                                                         --------------------------
                                                       STATE OF CONNECTICUT                              ACCOUNT NO.

                                                       SECRETARY OF THE STATE                            --------------------------
                                                                                                         INITIALS
                                                                                                         --------------------------

====================================================================================================================================
1.   NAME OF CORPORATION                                                                                 DATE
     SHIP ANALYTICS, INC.                                                                                December 27, 1984
------------------------------------------------------------------------------------------------------------------------------------

2.   The Certificate of          [X] A.  AMENDED ONLY      [ ]  B.  AMENDED        [ ] C.  RESTATED ONLY BY THE FOLLOWING RESOLUTION
     Incorporation is                                           AND RESTATED

          VOTED: That the Certificate of Incorporation of this Corporation be and it hereby is amended to increase the number of shares of common stock that it is authorized to issue, from 5,000 to 750,000


3.   (Omit if 2A is checked)

(a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (indicate amendments made, if any, if none, so indicate)

                                  Inapplicable

(b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.


BY ACTION OF INCORPORATORS

================================================================================
[ ] 4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the incorporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

--------------------------------------------------------------------------------

SIGNED                             SIGNED                       SIGNED

--------------------------------------------------------------------------------
                                                         APPROVED

(All subscribers, or, if nonstock corporation, all applicants, for membership entitled to vote, if none, so indicate)

--------------------------------------------------------------------------------

SIGNED                             SIGNED                       SIGNED

--------------------------------------------------------------------------------

                                   (Continued)
==================================================================================================================================
        [ ] 4.  (Omit if 2C. is checked.)  The above resolution was adopted by the board of directors acting alone,
BY
ACTION  [ ]     there being no shareholders or subscribers.                 [ ]  The board of directors being so authorized
OF                                                                               pursuant to Section 33-341, Conn. G.S. as
BOARD   [ ]     the corporation being a nonstock corporation and having          amended
OF              no members and no applicants for membership entitled to
DIRECTORS       vote on such resolution.
        --------------------------------------------------------------------------------------------------------------------------
        5.    The number of affirmative votes                       6.    The number of directors' votes
              required to adopt such resolution is:                       in favor of the resolution was:
        --------------------------------------------------------------------------------------------------------------------------

        We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

        ----------------------------------------------------------- --------------------------------------------------------------
        NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)         NAME OF SECRETARY or ASSISTANT SECRETARY (Print or Type)

        ----------------------------------------------------------- --------------------------------------------------------------
        SIGNED (President or Vice President)                        SIGNED (Secretary or Assistant Secretary)

------- --------------------------------------------------------------------------------------------------------------------------
        [x]  4.  The above resolution was adopted by the board of directors and by shareholders.
BY      5.   Vote of shareholders:
ACTION
OF      (a)  (Use if no shares are required to be voted as a class)
BOARD
OF
DIRECTORS
AND
SHAREHOLDERS
------- ---------------------------------------- --------------------- ----------------------------- -----------------------------
        NUMBER OF SHARES ENTITLED TO VOTE        TOTAL VOTING POWER    VOTE REQUIRED FOR ADOPTION    VOTE FAVORING ADOPTION

                          168                            168                       112                           168
        --------------------------------------------------------------------------------------------------------------------------
        (b)   (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)
                                                             Not Applicable

        We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
        ----------------------------------------------------------- --------------------------------------------------------------
        NAME OF PRESIDENT (Print or Type)                           NAME OF SECRETARY (Print or Type)
        Jerry C. Lamb                                               Francis L. Crowley
        ----------------------------------------------------------- --------------------------------------------------------------
        SIGNED (President or Vice President)                        SIGNED (Secretary of Assistant Secretary)

        /s/ Jerry C. Lamb                                           /s/ Francis L. Crowley
------- ----------------------------------------------------------- --------------------------------------------------------------
        [ ] 4.  The above resolution was adopted by the board of directors and by members.
BY
ACTION  5.  Vote of members.
OF
BOARD   (a)  (Use if no members are required to vote as a class)
OF
DIRECTORS
AND
MEMBERS
------- -------------------------------- ----------------------------- ----------------------------- -----------------------------
        NUMBER OF MEMBERS VOTING         TOTAL VOTING POWER            VOTE REQUIRED FOR ADOPTION    VOTE FAVORING ADOPTION

        --------------------------------------------------------------------------------------------------------------------------
        (b)   (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution)

        We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
        ----------------------------------------------------------- --------------------------------------------------------------
        NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)         NAME OF SECRETARY OF ASSISTANT SECRETARY (Print or Type)

        ----------------------------------------------------------- --------------------------------------------------------------
        SIGNED (President or Vice President)                        SIGNED (Secretary or Assistant Secretary)

======= ===================================================== ======================= ======================= ====================
                                                              FILING FEE              CERTIFICATION FEE       TOTAL FEES
For
office                                                        $ 30 FYT-2125           $ 9                     $ 2164
use
only
        ----------------------------------------------------- --------------------------------------------------------------------
                                                              SIGNED (For Secretary of the State)
                                                              Rec & cc sent 3-12-85
        ----------------------------------------------------- ---------------------------------------- ---------------------------
                                                              CERTIFIED COPY SENT ON (Date)            INITIALS
                                                              Ship Analytics                           Francis L. Crowley
        ----------------------------------------------------- ---------------------------------------- ---------------------------
                                                              TO  N. Stonington Professional Ctr.
        ----------------------------------------------------- ----------------------- ---------------- ---------------------------
                                                              CARD N. Stonington      LIST CT 06358    PROOF
------- ----------------------------------------------------- ----------------------- ---------------- ---------------------------

                                                                 Revised 6/21/83

                              CERTIFICATE OF MERGER

                                       By

                           DIRECTORS AND STOCKHOLDERS

To:  The Secretary of the State of Connecticut

Name of Constituent Corporations:

Ship Analytics Inc. (Surviving Domestic Corporation); Eclectech Associates, Inc. (Domestic Terminating Corporation); Mara-Time Marine Services, Inc. (Foreign Terminating Corporation); SIM-SHIP CORP. (Foreign Terminating Corporation)

Address of Corporation:     North Stonington Professional Center
                            North Stonington, Connecticut 06359

Date of Directors and Stockholders Meeting:  June 28, 1983

     WHEREAS, Ship Analytics Inc. a domestic stock corporation owns all outstanding shares of: Eclectech Associates, Inc. a domestic stock corporation; and, Mara-Time Marine Services, Inc., a State of New York stock corporation; and, SIM-SHIP CORP., a State of Delaware stock corporation; and

     WHEREAS, said Eclectech Associations, Inc., Mara-Time Marine Services, Inc., and SIM-SHIP CORP. are wholly owned subsidiaries of Ship Analytics Inc. and operate as affiliated companies under common management; and

     NOWTHEREFORE, pursuant to the terms of each of the said Corporation's By-Laws and the provisions of Sections 33-364, 33-366, 33-370, and other applicable provisions of the State of Connecticut Stock Corporation statutes, as amended, and the provisions of the applicable laws and regulations of the State of New York (for Mara-Time Marine Services, Inc.) and the State of Delaware (for SIM-SHIP CORP.) the Board of Directors of Ship Analytics Inc. ("Surviving Corporation") which owns all of the outstanding stock shares of Eclectech Associates, Inc. ("Domestic Terminating Corporation"); and, Mara-Time Marine Services, Inc. and SIM-SHIP CORP. ("Foreign Terminating Corporation(s)"); unanimously voted by resolution for a Plan of Merger at a duly constituted June 28, 1983 meeting with all Directors in attendance. Said Plan of Merger was further unanimously voted and accepted by resolution adopted by the Board of Directors of each of the Domestic and Foreign Terminating Corporations at a duly constituted June 28, 1983 meeting.

     FURTHER, such Plan of Merger with related implementation actions as voted and approved by the Board of Directors of the Surviving Corporation and the Domestic and Foreign Terminating Corporations at the said June 28, 1983 meetings was unanimously ratified and adopted by all of the Stockholders of record entitled to vote all outstanding shares of Ship Analytics Inc., the Surviving Corporation and the Domestic and Foreign Terminating Corporations of Eclectech Associates, Inc., Mara-Time Marine Services, Inc. and SIM-SHIP CORP.

     The approved Plan of Merger provides for the following:

     1. The merging corporations are: Ship Analytics Inc., a domestic stock corporation; Eclectech Associates, Inc., a domestic stock corporation; Mara-Time Marine Services, Inc., a foreign (State of New York) stock corporation; and SIM-SHIP CORP., a foreign (State of Delaware) stock corporation.

     2.   Said Ship Analytics Inc. shall be the Surviving Corporation.

                                                                 Revised 6/21/83

     3. The name of the Surviving Corporation shall be continued as Ship Analytics Inc.

     4. The Certificate of Incorporation of Ship Analytics Inc., the Surviving Corporation, as presently filed with the Secretary of the State of Connecticut shall continue in effect after the merger without change or amendment.

     5.   The Plan of Merger shall be effective as of July 1, 1983.

     6. As of the effective date of the Plan of Merger, the Merging Corporations shall be a single corporation (Ship Analytics Inc.) and the separate existence of Eclectech Associates, Inc., Mara-Time Marine Services, Inc., and SIM-SHIP CORP. shall cease.

     7. The effect of the merger shall be provided by the terms of said Plan of Merger as consistent with Section 33-369 and other applicable provisions of the State of Connecticut Stock Corporation statutes as amended and the applicable provisions of the State of New York and the State of Delaware Stock Corporation statutes to implement a so-called statutory merger.

     The undersigned authorized officers of the Domestic Merging Corporations hereby represent and attest that:

     (a) The said Plan of Merger has been approved by each of the Merging Corporations in accord and in the manner provided by the applicable State of Connecticut statutes (Chapter 599) and regulations; the applicable statutes of the State of New York and the State of Delaware in regard to the Foreign Terminating Corporations; and the By-Laws of the Merging Corporations.

     (b) The said Plan of Merger as approved by the Merging Corporations Board of Directors and Stockholders on June 28, 1983 is on file with the Secretary of Ship Analytics Inc. at its principal place of business and home corporate office located at:

                  North Stonington Professional Center
                  North Stonington, Connecticut 06359

     (c) The Secretary of Ship Analytics Inc. or his designated delegate shall promptly provide a copy of the full Plan of Merger at no cost, on the request of any shareholder of any of the Merging Corporations.

     Dated at North Stonington, Connecticut this 28th day of June 1983.

                                                                 Revised 6/21/83


     We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

        SHIP ANALYTICS INC.                      SHIP ANALYTICS INC.


        By: /s/ Jerry C. Lamb                    By: /s/ Francis L. Crowley
           ---------------------------              ----------------------------
           Jerry C. Lamb                            Francis L. Crowley
           President                                Secretary

        ECLECTECH ASSOCIATES, INC.               ECLECTECH ASSOCIATES, INC.


        By: /s/ Jerry C. Lamb                    By: /s/ Francis L. Crowley
           ----------------------------             ----------------------------
           Jerry C. Lamb                            Francis L. Crowley
           President                                Secretary

        MARA-TIME MARINE SERVICES, INC.          MARA-TIME MARINE SERVICES, INC.


        By: /s/ Jerry C. Lamb                    By: /s/ Thomas J. Cote
           ----------------------------             ----------------------------
           Jerry C. Lamb                            Thomas J. Cote
           President                                Secretary

        SIM-SHIP CORP.                           SIM-SHIP CORP.


        By: /s/ Jerry C. Lamb                    By: /s/ Thomas J. Cote
           ----------------------------             ----------------------------
           Jerry C. Lamb                            Thomas J. Cote
           President                                Secretary

                              STATE OF CONNECTICUT

                             SECRETARY OF THE STATE

The undersigned Incorporator(s) hereby form(s) a corporation under the Stock Corporation Act of the State of Connecticut:

1.   The name of the corporation is SHIP ANALYTICS INC.

2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:

         To provide management and technological advice and services to industry and the government particularly in the marine systems and shipping areas of activity.

         To carry on and conduct a business to perform analysis, research, development, design, engineering for evaluation, development and manufacture of marine and ship systems and related products which inherently involve scientific technology in their design, manufacture and operations.

         To build, make, operate, maintain, buy, sell, deal in and with the design and manufacture of ships and vessels of whatsoever nature, and marine transportation systems of every nature and kind whatsoever; together with all materials, articles, tools, machinery and support systems related to such shipping and maritime activities and operations.

         To carry on and conduct a business to provide comprehensive scientific, operations research, performance evaluations, and management representation services to individuals, corporations, governments (state, federal and foreign), and to others generally as a consultant, agent, representative, contractor for the development design, manufacture, operation, and evaluation of such marine systems, equipment and products.

         While the initial focus of the corporation shall be in the marine systems and product area such stated focus herein shall not constitute or be construed as a limitation on the nature or scope of the corporation's business activity to be conducted or authorized by the Board of Directors pursuant to this Certificate of Incorporation as such business activity can be legally permitted by the State of Connecticut statutes.

         To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

         To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

         To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patents rights, licenses and privileges, inventions, improvements, and processes, copy-rights, trade-marks, and trade names, relating to or useful in connection with any business of this corporation.

         To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock or any voting trust certificates in respect of the shares of capital stock, script, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, chosen in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

                                                    SHIP ANALYTICS INC.
                                                    Certificate of Incorporation
                                                    Item 2 - Continuation

         To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

         To borrow or raise moneys for any of the purposes of the corporation and, from time to time without limits to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidence of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

         To loan to any person, firm or corporation any of its surplus funds, either with or without security.

         To purchase, hold, sell, and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

         To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey or otherwise dispose of, real and personal property of every class, and description in any of the states, and districts, territories or colonies of the United States, and in any and all foreign countries, subject to the laws of such state, district, territory, colony or country.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Connecticut upon corporations formed under the General Corporation Law of the State of Connecticut, and to do any or all of the things hereinbefore set forth, to the same extent as natural persons might or could do.

         The objects and purposes specified in the foregoing clauses shall except where otherwise expressed, be in no way limited or restricted by reference to, or inference from the terms of any other clause in this certificate of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.

                                   (Continued)

3. The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof, are as follows:

     The authorized capital stock shall consist of five thousand shares of common stock without par value.





4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341, 1959 Supp. Conn. G.S., are as follows:

         a) All shares are voting common shares without restriction or priority except that preemptive rights are denied to all such shares.

         b) The Board of Directors are hereby expressly granted the right to exercise the authority related to the issuance of shares as specified by Section 33-341 of the General Statutes of the State of Connecticut, as amended to the date of this Certificate.



5. The minimum amount of stated capital with which the corporation shall commence business is one thousand ($1000.00) dollars. (Not less than one thousand dollars)

6.   (7) Other provisions





Dated at Groton, Connecticut this seventh day of September, 1977

I/We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

  This certificate of incorporation must be signed by one or more incorporators

---------------------------------------- -------------------------------------- --------------------------------------
NAME OF INCORPORATION (Print or Type)    NAME OF INCORPORATION (Print or Type)  NAME OF INCORPORATION (Print or Type)
1. Francis L. Crowley                    2. /s/ Francis L. Crowley              3.
---------------------------------------- -------------------------------------- --------------------------------------
SIGNED (Incorporated)                    SIGNED (Incorporated)                  SIGNED (Incorporated)
1. /s/ Francis L. Crowley                2.                                     3.
---------------------------------------- -------------------------------------- --------------------------------------
NAME OF INCORPORATOR (Print or Type)     NAME OF INCORPORATION (Print or Type)  NAME OF INCORPORATION (Print or Type)
4.                                       5.                                     6.
---------------------------------------- -------------------------------------- --------------------------------------
SIGNED (Incorporator)                    SIGNED (Incorporated)                  SIGNED (Incorporated)
4.                                       5.                                     6.
---------------------------------------- -------------------------------------- --------------------------------------
                                                    FRANCHISE FEE    FILING FEE        CERTIFICATION FEE  TOTAL FEES
  FOR                                               $ 50             $ 20              $ 11               $ 81
  OFFICE                                            ------------------------------------------------------------------
  USE                                               SIGNED (For Secretary of the State)
  ONLY                                              Rec. Sent 5/3/78
                                                    --------------------------------- --------------------------------
                                                    CERTIFIED COPY SENT ON (Date)      INITIALS
                                                    Receipts to Ms. Francis L. Crowley R.L.
                                                    ------------------------------------------------------------------
                                                    TO
                                                    8 Palmer Court, Noank, CT 06340
                                                    --------------------- ---------------------- ---------------------
                                                    CARD                  LIST                   PROOF

--------------------------------------------------- --------------------- ---------------------- ---------------------

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 REV. 6-66

TO: THE SECRETARY OF THE STATE OF CONNECTICUT

==============================================================================================================================
NAME OF CORPORATION
    SHIP ANALYTICS INC.
------------------------------------------------------------------------------------------------------------------------------
                                                         APPOINTMENT

------------------------------------------------------------------------------------------------------------------------------
The above corporation appoints as its statutory agent for service, one of the following:

--------------------------------------------------- --------------------------------------------------------------------------
NAME OF NATURAL PERSON WHO IS RESIDENT OF           BUSINESS ADDRESS
CONNECTICUT                                            POST OFFICE BOX 22, OLD MYSTIC, CT 06372
      FRANCIS L. CROWLEY                            --------------------------------------------------------------------------
                                                    RESIDENCE ADDRESS
                                                       8 PALMER COURT, NOANK, CT 06340
--------------------------------------------------- --------------------------------------------------------------------------
NAME OF CONNECTICUT CORPORATION                     ADDRESS OF PRINCIPAL OFFICE IN CONN.  (If none, enter address of
   SHIP ANALYTICS INC.                              appointee's statutory agent for service)
                                                       POST OFFICE BOX 22, OLD MYSTIC, CT 06372
--------------------------------------------------- --------------------------------------------------------------------------
NAME OF CORPORATION not Organized Under the Laws    ADDRESS OF PRINCIPAL OFFICE IN CONN.  (If none, enter "Secretary of the
of Conn.*                                           State of Connecticut")

------------------------------------------------------------------------------------------------------------------------------
*Which has procured a Certificate of Authority to transact business or conduct affairs in this state.

------------------------------------------------------------------------------------------------------------------------------
                                                        AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL          NAME OF INCORPORATOR (Print or Type) SIGNED (Incorporator)              DATE
      APPOINTMENT            FRANCIS L. CROWLEY                /s/ Francis L. Crowley                SEPTEMBER 7, 1977
  (Must be signed by a    ------------------------------------ ---------------------------------- ----------------------------
      majority of         NAME OF INCORPORATOR (Print or Type) SIGNED (Incorporator)
     incorporators)

                          ------------------------------------ ---------------------------------- ----------------------------
                          NAME OF INCORPORATOR (Print or Type) SIGNED (Incorporator)

------------------------- ------------------------------------ ---------------------------------- ----------------------------
       SUBSEQUENT         NAME OF PRESIDENT, VICE PRESIDENT,   SIGNED (President, or Vice         DATE
      APPOINTMENT         OR SEC.                              President, or Secretary)
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                         ACCEPTANCE

------------------------------------------------------------------------------------------------------------------------------
Accepted:        NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)  SIGNED (Statutory Agent for Service)
                    FRANCIS L. CROWLEY                                /s/ Francis L. Crowley
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                    FILING FEE                CERTIFICATION FEE       TOTAL FEES
  FOR                                               $                         $                       $
  OFFICE                                            --------------------------------------------------------------------------
  USE                                               SIGNED (For Secretary of the State)
  ONLY
                                                    --------------------------------------- ----------------------------------
                                                    CERTIFIED COPY SENT ON (Date)           INITIALS

                                                    --------------------------------------------------------------------------
                                                    TO

                                                    --------------------- ---------------------- -----------------------------
                                                    CARD                  LIST                   PROOF

------- ------------------------------------------- --------------------- ---------------------- -----------------------------